Exhibit 99.1

NEWS RELEASE
Construction Partners, Inc. Completes Texas Acquisition
Company Adds Three Hot-Mix Asphalt Plants in Houston Metro Area

Continuing Operations to be Led by Experienced Management Team

DOTHAN, AL, August 4, 2025 – Construction Partners, Inc. (NASDAQ: ROAD) (“Construction Partners” or the “Company”), a vertically integrated civil infrastructure company specializing in the construction and maintenance of roadways in local markets across the Sunbelt, today announced that it has acquired Durwood Greene Construction Co. and G&S Asphalt, Inc. (doing business as American Materials, Inc.), an asphalt manufacturing and construction business headquartered in Stafford, Texas (collectively, “Durwood Greene”). From its three hot-mix asphalt plants and owned rail-serviced aggregates terminal, Durwood Greene provides construction and paving services for a variety of public and private projects throughout the Houston metro area.

Fred J. (Jule) Smith, III, the Company’s President and Chief Executive Officer, said, “We are pleased to welcome Durwood Greene and its nearly 200 employees to Construction Partners. As a third-generation family business, Durwood Greene has earned its reputation as a well-respected market leader in Houston, the fifth largest and one of the fastest-growing metro areas in the nation. Under the continuing leadership of Brad, Jonathan and Daniel Greene, all of whom are knowledgeable and experienced industry veterans, we expect Durwood Greene to continue its legacy of operational excellence and to benefit from vertical integration opportunities as part of our family of companies, including the ability to purchase liquid asphalt cement from Lone Star Paving’s existing terminal in nearby Channelview and drive additional throughput at this facility. Following our acquisition of Lone Star Paving last year and with the addition of Durwood Greene as its new subsidiary, we have assembled an impressive team of construction professionals in Texas led by Lone Star Paving President, Dean Lundquist, who are actively executing our strategy in three of the state’s four largest metro areas. We remain bullish on the State of Texas, with its strong economic growth, favorable demographic trends, well-funded transportation program and additional opportunities for acquisitive and organic growth.”

About Construction Partners, Inc.

Construction Partners, Inc. is a vertically integrated civil infrastructure company operating in local markets throughout the Sunbelt in Alabama, Florida, Georgia, North Carolina, Oklahoma, South Carolina, Tennessee and Texas. Supported by its hot-mix asphalt plants, aggregate facilities and liquid asphalt terminals, CPI focuses on the construction, repair and maintenance of surface infrastructure. Publicly funded projects make up the majority of its business and include local and state roadways, interstate highways, airport runways and bridges. The company also performs private sector projects that include paving and sitework for office and industrial parks, shopping centers, local businesses and residential developments. To learn more, visit www.constructionpartners.net.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained herein that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “seek” “continue,” “estimate,” “predict,” “potential,” “targeting,” “could,” “might,” “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “project,” “outlook,” “believe,” “plan” and similar expressions or their negative. The forward-looking statements contained in this press release include, without limitation, statements relating to the benefits of a business acquisition and the expected results of the acquired business. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Important factors that could cause actual results to differ materially from those expressed in the forward-looking statements are set forth in the Company’s most recent Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K and other reports the Company files with the
SEC. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable law.

Contact:

Rick Black
Dennard Lascar Investor Relations
ROAD@DennardLascar.com
(713) 529-6600